1 AMENDED AND RESTATED STOCK PLEDGE AGREEMENT This AMENDED AND RESTATED STOCK PLEDGE AGREEMENT, (this “Agreement”) is made and entered into as of May 30, 2025, by Air T, Inc. and AAM 24-1, LLC (each, a “Pledgor” and collectively, the “Pledgors”) for the benefit of Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (each, a Secured Party, and together, the “Secured Parties”). WHEREAS, the Secured Parties have made a loan to AAM 24-1, LLC, a Minnesota limited liability company (the “Issuer”), and a wholly owned subsidiary of Air T, Inc. (the “Company”), in an aggregate principal amount of up to $100,000,000, as evidenced by senior secured notes of even date herewith (the “Notes”) made by the Pledgors and payable to the order of the Secured Parties. The Notes are governed by that certain Third Note Purchase Agreement of even date herewith (the “Note Purchase Agreement” and, together with the Notes, the “Note Documents”), among the Company, the Issuer and the Secured Parties. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Note Documents; WHEREAS, this Agreement is given by the Pledgors in favor of the Secured Parties to secure the payment and performance of all of the Secured Obligations; and WHEREAS, it is a condition to the obligations of the Secured Parties to make the loan under the Note Documents that the Pledgors execute and deliver this Agreement. NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Definitions. (a) Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement. (b) Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9. (c) For purposes of this Agreement, the following terms shall have the following meanings: “Capital Stock” means all of Issuer’s issued and outstanding corporate stock, including any common stock or preferred stock. “Collateral” means the Equity Collateral. “Equity Collateral” has the meaning set forth in Section 2.

2 “Event of Default” has the meaning set forth in the Note Documents. “Pledged Shares” means (i) all shares of the Issuer’s Capital Stock held by the Company and represented by Stock Certificate C-l; (ii) 320,000 shares of Alpha Income Trust Preferred Securities, $25.00 par value, of Air T Funding, a statutory trust fund under Delaware law, held by the Issuer and represented by Stock Certificates C-3 and C-4 (the “TruPs”), each as described on Schedule I attached hereto, as such Schedule may be updated from time to time after the date hereof. “Proceeds” means “proceeds” as such term is defined in Section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Pledged Shares, collections thereon or distributions with respect thereto. “Secured Obligations” has the meaning set forth in Section 3. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, each Secured Party’s security interest in the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction; provided further, that to the extent that the UCC is used to define any term herein and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern. 2. Pledge. The Pledgor hereby pledges, assigns and grants to each Secured Party, and hereby creates a continuing first priority lien and security interest in favor of each Secured Party in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the “Equity Collateral”): (a) the Pledged Shares; and (b) all Proceeds and products of the foregoing. 3. Secured Obligations. The Collateral secures the due and prompt payment and performance of: (a) the obligations of the Pledgors under this Agreement, the obligations of the Pledgors and the Issuer from time to time arising under the Note Documents, or otherwise with respect to the due and prompt payment of (i) the principal of and premium, if any, and interest on any loan (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, attorneys’ fees and disbursements, reimbursement obligations, contract causes of action, expenses and indemnities, whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding,

3 regardless of whether allowed or allowable in such proceeding), of the Pledgors under or in respect of the Note Documents or the Pledgors under or in respect to this Agreement, as the case may be; and (b) all other covenants, duties, debts, obligations and liabilities of any kind of the Pledgors under or in respect of the Note Documents or the Pledgors under or in respect of this Agreement, or any other document made, delivered or given in connection with any of the foregoing, in each case whether evidenced by a note or other writing, whether allowed in any bankruptcy, insolvency, receivership or other similar proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether primary, secondary, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, fixed or otherwise (all such obligations, covenants, duties, debts, liabilities, sums and expenses set forth in Section 3 being herein collectively called the “Secured Obligations”). 4. Perfection of Pledge. (a) Promptly after the execution of this Agreement, the Pledgors shall deliver to the Secured Parties the certificates representing all of the Pledged Shares, in form and content acceptable to the Secured Parties, duly endorsed or subscribed in blank, or accompanied by appropriate stock powers or other instruments of transfer, pledge or assignment, including, without limitation, the certificates for the Pledged Shares, and resignation(s) from all management positions in the Issuer, and enter into such other arrangements as may be necessary to give control of any Collateral to the Secured Parties within the meaning of Section 8-106 of the UCC. (b) The Pledgors shall, from time to time, as may be required by each Secured Party with respect to all Collateral, immediately take all actions as may be requested by each Secured Party to perfect the security interest of each Secured Party in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of Section 8-106 of the UCC, the Pledgors shall immediately take all actions as may be requested from time to time by each Secured Party so that control of such Collateral is obtained and at all times held by each Secured Party. All of the foregoing shall be at the sole cost and expense of the Pledgors. (c) The Pledgors hereby irrevocably authorize each Secured Party at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, without the signature of the Pledgors where permitted by law. The Pledgors agree to provide all information required by each Secured Party pursuant to this Section promptly to each Secured Party upon request. All of the foregoing shall be at the sole cost and expense of the Pledgors. 5. [Intentionally Omitted]. 6. Representations and Warranties. Each Pledgor represents and warrants as follows:

4 (a) The Pledged Shares have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. All information set forth in Schedule I relating to the Pledged Shares is accurate and complete. (b) At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Pledgors will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement. (c) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance when due of the Secured Obligations. (d) Each Pledgor has full power, authority and legal right to pledge the Collateral pursuant to this Agreement. (e) This Agreement has been duly authorized, executed and delivered by each Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law). (f) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority, regulatory body or any other entity is required for the pledge by the Pledgors of the Collateral pursuant to this Agreement or for the execution and delivery of this Agreement by the Pledgors or the performance by the Pledgors of their obligations hereunder. (g) The execution and delivery of this Agreement by each Pledgor and the performance by such Pledgor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor or any of its property, or any agreement or instrument to which such Pledgor is party or by which it or its property is bound. (h) Each Pledgor has taken all action required on its part for control (as defined in Section 8-106 of the UCC) to have been obtained by each Secured Party over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Secured Parties has control or possession of all or any part of the Collateral. 7. Dividends and Voting Rights. (a) Each Secured Party agrees that unless an Event of Default shall have occurred and be continuing, the Pledgors may, to the extent the Pledgors have such right as a holder of the Pledged Shares, vote and give consents, ratifications and waivers with respect thereto, except to the extent that, any such vote, consent, ratification or waiver would detract from the value thereof as

5 Collateral or which could be inconsistent with or result in any violation of any provision of the Note Documents or this Agreement. (b) Each Secured Party agrees that the Pledgors may, unless an Event of Default shall have occurred and be continuing, receive and retain all dividends and other distributions with respect to the Pledged Shares. 8. Further Assurances. (a) The Pledgors shall, at their own cost and expense, defend title to the Collateral and the first priority lien and security interest of each Secured Party therein against the claim of any person claiming against or through the Pledgors and shall maintain and preserve such perfected first priority security interest for so long as this Agreement shall remain in effect. (b) Each Pledgor agrees that at any time and from time to time, at the expense of the Company, each Pledgor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Secured Parties may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable each Secured Party to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral. 9. Transfers and Other Liens. Each Pledgor agrees that it will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except as expressly provided for herein or with the prior written consent of each Secured Party. 10. Secured Party Appointed Attorney-in-Fact. Each Pledgor hereby appoints each Secured Party such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time during the continuance of an Event of Default in the Secured Parties’ discretion to take any action and to execute any instrument which the Secured Parties may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same (but the Secured Parties shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to do so or take action). Such appointment, being coupled with an interest, shall be irrevocable. Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. 11. Secured Party May Perform. If a Pledgor fails to perform any obligation contained in this Agreement, each Secured Party may itself perform, or cause performance of, such obligation, and the expenses of each Secured Party incurred in connection therewith shall be payable by such Pledgor; provided that the Secured Parties shall not be required to perform or discharge any obligation of such Pledgor.

6 12. Reasonable Care. Each Secured Party shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. Each Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which such Secured Party accords its own property, it being understood that each Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not such Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by each Secured Party of any of the rights and remedies hereunder, shall relieve the Pledgors from the performance of any obligation on the Pledgors’ part to be performed or observed in respect of any of the Collateral. 13. Remedies Upon Default. (a) If any Event of Default shall have occurred and be continuing, each Secured Party may, with notice to, but without demand upon the Pledgors, assert all rights and remedies of a Secured Party under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Company at its notice address as provided in Section 17 hereof 10 days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, each Secured Party may sell such Collateral on such terms and to such purchaser(s) as such Secured Party in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, each Secured Party may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, each Pledgor waives all claims, damages and demands it may acquire against each Secured Party arising out of the exercise by it of any rights hereunder. Each Pledgor hereby waives and releases to the fullest extent permitted by law all rights, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, each Secured Party or any custodian may bid for and purchase all or any part of the Collateral so sold. Neither Secured Party nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. (b) If any Event of Default shall have occurred and be continuing, all rights of each Pledgor to (i) exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 7(a) and (ii) receive the dividends and other distributions which it

7 would otherwise be entitled to receive and retain pursuant to Section 7(b), shall immediately cease, and all such rights shall thereupon become vested in each Secured Party, which shall have the sole right to exercise such voting and other consensual rights and receive and hold such dividends and other distributions as Collateral. (c) If any Event of Default shall have occurred and be continuing, any cash held by each Secured Party as Collateral and all cash Proceeds received by such Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by such Secured Party to the payment of expenses incurred by such Secured Party in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of such Secured Party hereunder, including reasonable attorneys’ fees, and the balance of such proceeds shall be applied or set off against all or any part of the Secured Obligations in such order as such Secured Party shall elect. Any surplus of such cash or cash Proceeds held by a Secured Party and remaining after payment in full of all the Unsecured Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus. (d) If a Secured Party shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, each Pledgor agrees that, upon request of such Secured Party, such Pledgor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law. 14. No Waiver and Cumulative Remedies. A Secured Party shall not by any act (except by a written instrument pursuant to Section 16), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or Event of Default. All rights and remedies herein provided me cumulative and me not exclusive of any rights or remedies provided by law. 15. Security Interest Absolute. Each Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of each Secured Party and liens and security interests hereunder, and all Secured Obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of: (a) any illegality or lack of validity or enforceability of any Secured Obligation or any related agreement or instrument; (b) any change in the time, place or manner of payment of, or in any other term of, the Secured Obligations, or any rescission, waiver, amendment or other modification of the Note Documents, this Agreement or any other agreement, including any increase in the Secured Obligations resulting from any extension of additional credit or otherwise; (c) any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Secured Obligations;

8 (d) any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Secured Obligations; (e) any default, failure or delay, willful or otherwise, in the performance of the Secured Obligations; (f) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, a Pledgor against a Secured Party; or (g) any other circumstance (including, without limitation, any statute of limitations) or manner of administering the loans or any existence of or reliance on any representation by a Secured Party that might vary the risk of the Pledgor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Pledgor or any other grantor, guarantor or surety. 16. Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Secured Parties and the Pledgor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given. 17. Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Note Documents. 18. Continuing Security Interest; Further Actions. This Agreement shall create a continuing first priority lien and security interest in the Collateral and shall (a) subject to Section 19, remain in full force and effect until payment and performance in full of the Secured Obligations, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure to the benefit of each Secured Party and its successors, transferees and assigns; provided that a Pledgor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Secured Parties. 19. Termination; Release. On the date on which all loans and other Secured Obligations have been paid and performed in full, the Secured Parties will, at the request and sole expense of the Pledgors, (a) duly assign, transfer and deliver to or at the direction of the Company (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Secured Parties, together with any monies at the time held by the Secured Parties hereunder, and (b) execute and deliver to the Pledgors a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement. In the event that the TruPs are repurchased by the Company as provided in the Note Purchase Agreement, the Secured Parties agree to release such repurchased TruPs, upon the request and sole expense of the Pledgors. 20. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and

9 construed in accordance with, the laws of the State of New York. The other provisions of Section 6(a) of the Note Documents are incorporated herein, mutatis mutandis, as if a part hereof. 21. Payment of Costs. The Company shall pay all expenses and costs (including, without limitation, all attorneys’ fees and expenses) incurred by the Pledgors in connection with the transactions contemplated by this Agreement. 22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, including by facsimile or electronic copy, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto. [Signature page follows]

10 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written. AIR T, INC., as Pledgor By: __________________________ Name: Mark Jundt Title: Corporate Secretary AAM 24-1, LLC, as Pledgor By: __________________________ Name: Mark Jundt Title: Corporate Secretary HONEYWELL COMMON INVESTMENT FUND, as Secured Party By: __________________________ Name: John Mikros Title: Authorized Signatory HONEYWELL INTERNATIONAL INC. MASTER RETIREMENT TRUST, as Secured Party By: __________________________ Name: John Mikros Title: Authorized Signatory 9

11 SCHEDULE I PLEDGED SHARES NAME OF PLEDGOR CERTIFICATE SHARES OF STOCK NUMBER Air T, Inc. C-1 One hundred (100) units of limited liability company membership interest, representing one hundred percent (100%), of the issued and outstanding capital stock of AAM 24-1, LLC AAM 24-1, LLC C-3 and C-4 320,000 Shares of Alpha Income Trust Preferred Securities of Air T Funding, $25.00 par value per share 31797750v1